UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   April 19, 2006
BORLAND SOFTWARE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10824	94-2895440
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
20450 Stevens Creek Blvd, Suite 800
Cupertino, California 95014
(Address of principal executive offices, including zip code)
(408) 863-2800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.4

Explanatory Note
     This Form 8-K/A (Amendment No. 2) is being filed to amend Item 9.01 of the Current Report on Form 8-K filed by Borland Software Corporation (the “Company”) on April 20, 2006, as amended by the Form 8-K/A (Amendment No. 1) filed by the Company on July 5, 2006. The Form 8-K/A (Amendment No. 1) filed on July 5, 2006 included pro forma financial information for the three months ended March 31, 2006 and for the year ended December 31, 2005. This Form 8-K/A (Amendment No. 2) provides unaudited pro forma financial information for the nine months ended September 30, 2006 under Item 9.01(b) below.
Item 9.01. Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
     The required pro forma financial information for the nine months ended September 30, 2006 is attached hereto as Exhibit 99.4 and is incorporated in its entirety herein by reference.
(d) Exhibits.

EXHIBIT
NO.	DESCRIPTION

99.4	Pro forma financial information for the nine months ended September 30, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORLAND SOFTWARE CORPORATION
	By:	/s/ Erik Prusch
Erik Prusch
Chief Financial Officer

Date: January 31, 2007

EXHIBIT INDEX

EXHIBIT
NO.	DESCRIPTION

99.4	Pro forma financial information for the nine months ended September 30, 2006.